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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: December 1, 2003


                   COMMERCIAL NATIONAL FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



           Michigan                                    0-17000                        38-2799780
   (State or other jurisdiction of            (Commission File Number)     (IRS Employer Identification No.)
          incorporation)


            101 North Pine River Street, Ithaca, Michigan                               48847
              (address of principal executive offices)                               (ZIP Code)



       Registrant's telephone number, including area code: (989) 875-4144




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                    Information to be Included in the Report

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit

99.1     Press release dated December 1, 2003

ITEM 9.  REGULATION FD DISCLOSURE.

On December 1, 2003, Commercial National Financial Corporation issued a press release announcing the approval of a dividend to be paid January 2, 2004 to shareholders of record on December 15, 2003. A copy of the press release is attached as Exhibit 99.1.

This information furnished under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    December 1, 2003             COMMERCIAL NATIONAL FINANCIAL CORPORATION
                                             (Registrant)


                                             By: /s/ Patrick G. Duffy
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                                             Patrick G. Duffy
                                             Executive Vice President
                                              and Chief Financial Officer

                                  EXHIBIT INDEX



99.1     Dividend announcement dated December 1, 2003